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                                                                   EXHIBIT 10.14

                            BAKER HUGHES INCORPORATED
                             1993 STOCK OPTION PLAN

                                    ARTICLE I
                                  INTRODUCTION

1. PURPOSE. This 1993 Stock Option Plan, which shall be known as the "1993 STOCK OPTION PLAN" and which is hereinafter referred to as the "PLAN," is intended to promote the interests of Baker Hughes Incorporated ("COMPANY") and its stockholders by encouraging employees of the Company and its subsidiaries and non-employee directors of the Company to acquire or increase their equity interest in the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board of Directors also contemplates that through the adoption of the Plan, the Company, its subsidiaries and affiliated entities will be better able to compete for the services of personnel needed for the continued growth and success of the Company.

2. SHARES SUBJECT TO THE PLAN. Subject to adjustment as provided in Article I,
Section 4, Article II, Paragraph 3(e), Article III, Paragraph 3(e), and Article IV, Paragraph 5(e), the aggregate number of shares of Common Stock, $1 par value per share, of the Company ("COMMON STOCK") to be delivered upon exercise of all options granted under the Plan shall not exceed 6,500,000 shares. In the event the number of shares to be delivered upon the exercise in full of any option granted under the Plan is reduced for any reason whatsoever or in the event any option granted under the Plan can no longer under any circumstances be exercised, the number of shares no longer subject to such option shall thereupon be released from such option and shall thereafter be available to be re-optioned under the Plan. Shares issued pursuant to the exercise of options granted under the Plan shall be fully paid and nonassessable.

3. ADMINISTRATION OF THE PLAN. Subject to the provisions of the Plan, the Compensation Committee of the Board of Directors of the Company (the "COMMITTEE") shall interpret the Plan and all options granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option granted under the Plan in the manner and to the extent that the Committee deems desirable to carry the Plan or any option into effect. Any action taken or determination made by the Committee pursuant to this and the other paragraphs of the Plan shall be conclusive on all parties. The act or determination of a majority of the Committee shall be deemed to be the act or determination of the Committee.

The Committee shall consist of at least three members of the Board of Directors of the Company appointed by and holding office during the pleasure of the Board of Directors of the Company. Other than options granted to Non-Employee Directors (as hereinafter defined) pursuant to Article IV, no options may be granted under the Plan to any member of the Committee during the term of his membership on the Committee. No person shall be eligible to serve on the Committee unless he is then a "disinterested person" within the meaning of Paragraph (d)(3) of Rule 16b-3 ("RULE 16B-3") promulgated under the Securities Exchange Act of 1934, as amended (the "ACT"), if and as the Rule is then in effect. The members of the Committee shall be solely "outside directors," within the meaning of section 162(m) of the Internal Revenue Code of 1986, as amended (the "CODE") and applicable interpretive authority thereunder.

4. AMENDMENT AND DISCONTINUANCE OF THE PLAN. The Board of Directors of the Company may amend, suspend or terminate the Plan; provided, however, that each such amendment of the Plan (a) extending the period within which options may be granted under the Plan, (b) increasing the aggregate number of shares of Common Stock to be optioned under the Plan except as provided in Article II, Paragraph 3(e), Article III, Paragraph 3(e), Article IV, Paragraph 5(e) and the next succeeding sentence, (c) changing the class of employees to whom options may be granted under Article II or III, (d) materially increasing the benefits to optionees under the Plan, (e) modifying the provisions of Article IV, or (f) granting options to Non-Employee Directors other than pursuant to Article IV, shall, in each case, be subject to approval by the stockholders of the Company; provided, further, however, that no amendment, suspension or termination of the Plan may cause the Plan to fail to meet the requirements of Rule 16b-3 or may, without the consent of the holder of an option granted under Article II, III, or IV, terminate such option or adversely affect such person's rights in any material respect (unless such change is required in order to cause the benefits under the Plan to qualify as "performance based compensation" within the meaning of section 162(m) of the Code and applicable interpretive authority thereunder). The Board of Directors of the Company may increase the aggregate number of shares of Common Stock that may be issued under the Plan provided that the full amount of such increase shall be reserved solely for issuance as provided in
Article I, Paragraph 5(a), and provided that the number of shares issuable to persons subject to Section 16(a) of the Act in connection with such increases shall not, in the aggregate, exceed 650,000 shares.



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5. GRANTING OF OPTIONS TO EMPLOYEES. The Committee shall have authority to grant, prior to the expiration date of the Plan, to employees of the Company and its subsidiaries (as defined in section 424 of the Code) ("EMPLOYEE OPTIONEES"), options to purchase, on the terms and conditions hereinafter set forth in Articles II and III, authorized but unissued, or reacquired, shares of Common Stock as follows:

         (a) to a broad-based group of Employee Optionees, including those described in Paragraph 5(b) below, options granted pursuant to Article II, provided such grants under this Paragraph 5(a) shall, unless increased by the Board of Directors, be limited to options to purchase 1,500,000 shares of Common Stock and shall be made only to those Employee Optionees, in such amounts and at such times as determined in the discretion of the Committee; and

         (b) to Employee Optionees who are key employees (including officers and directors who are also key employees), options granted pursuant to Article II and/or Article III, provided such grants shall be made only to those Employee Optionees, in such amounts and at such times as determined in the discretion of the Committee, and, for this purpose, the Committee may consider the Employee Optionee's office or position, degree of responsibility for and contribution to the growth and success of the Company, length of service, age, promotions, potential and any other factors which it may deem relevant.

Options granted to Employee Optionees under Article III shall be "incentive stock options," within the meaning of section 422(b) of the Code, and are hereinafter referred to as "incentive stock options." All other options granted to Employee Optionees under the Plan shall be granted pursuant to Article II, and are hereinafter referred to as "nonqualified options." Notwithstanding the foregoing, grants of options to any one Employee Optionee under the Plan shall be limited to options to purchase no more than 400,000 shares of Common Stock per calendar year.

6. GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS. All options granted to Non-Employee Directors shall be options to purchase, on the terms and conditions hereinafter set forth in Article IV, authorized but unissued, or reacquired, shares of Common Stock and shall be nonqualified options.

7. OPTION AGREEMENTS. Each option under the Plan shall be evidenced by a written agreement between the Company and the Eligible Optionee which shall contain such terms and conditions, and may be exercisable for such periods, as may be approved by the Committee, which terms and conditions need not be identical.

8. EFFECTIVE DATE. The Plan shall become effective as of October 27, 1993,provided the Plan is approved by the Board of Directors of the Company and approved by the shareholders of the Company within twelve months thereafter. Notwithstanding any other provisions of the Plan, no option under the Plan shall be exercisable prior to such shareholder approval. Except with respect to options then outstanding, if not sooner terminated under the provisions of
Article I, Paragraph 4, the Plan shall terminate upon and no further options shall be granted after the expiration of ten years from October 27, 1993.

9. MISCELLANEOUS. All references in the Plan to "Articles," "Paragraphs," and other subdivisions refer to the corresponding Articles, Paragraphs, and subdivisions of the Plan.

10. RULE 16B-3 COMPLIANCE. The Company intends:

         (a) that the Plan meet the requirements of Rule 16b-3;

         (b) that participation by Non-Employee Directors under Article IV of the Plan will not prohibit them from being "disinterested persons" within the meaning of Rule 16b-3(d)(3) with respect to administration of the Plan or with respect to administration of any other plan of the Company;

         (c) that transactions of the type specified in the first paragraph of Rule 16b-3 by Non-Employee Directors pursuant to Article IV of the Plan will be exempt from the operation of section 16(b) of the Act; and

         (d) that transactions of the type specified in the first paragraph of Rule 16b-3 by officers of the Company (whether or not they are directors) pursuant to the Plan will be exempt from the operation of section 16(b) of the Act. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Article I, Paragraph 10.



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11. RECAPITALIZATION OR REORGANIZATION. If (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company), (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by section 13(d)(3) of the Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or
(v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board of Directors of the Company (each such event is referred to herein as a "CORPORATE CHANGE"), no later than (a) ten days after the approval by the shareholders of the Company of such merger, consolidation, reorganization, sale, lease or exchange of assets or dissolution or such election of directors or (b) thirty days after a change of control of the type described in Clause (iv), the Committee, acting in its sole discretion without the consent or approval of any optionee, shall act to effect one or more of the following alternatives, which may vary among individual optionees and which may vary among options held by any individual optionee: (1) accelerate the time at which options then outstanding may be exercised so that such options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised options and all rights of optionees thereunder shall terminate, (2) require the mandatory surrender to the Company by selected optionees of some or all of the outstanding options held by such optionees (irrespective of whether such options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such options and the Company shall pay to each optionee an amount of cash per share equal to the excess, if any, of the amount calculated below (the "CHANGE OF CONTROL VALUE") of the shares subject to such option over the exercise price(s) under such options for such shares, (3) make such equitable adjustments to options then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to options then outstanding) or (4) provide that thereafter upon any exercise of an option theretofore granted the optionee shall be entitled to purchase under such option, in lieu of the number of shares of Common Stock then covered by such option the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the optionee had been the holder of record of the number of shares of Common Stock then covered by such option. For the purposes of clause (2) above, the "CHANGE OF CONTROL VALUE" shall equal the amount determined in clause
(i), (ii) or (iii), whichever is applicable, as follows: (i) the per share price offered to shareholders of the Company in any such merger, consolidation, reorganization, sale of assets or dissolution transaction, (ii) the price per share offered to shareholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place, or (iii) if such Corporate Change occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such options. In the event that the consideration offered to shareholders of the Company in any transaction described herein consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash. Any adjustment provided for herein shall be subject to any required shareholder action.

                                   ARTICLE II
                           NONQUALIFIED STOCK OPTIONS

1. ELIGIBLE EMPLOYEES. All Employee Optionees shall be eligible to receive nonqualified options under this Article II.

2. CALCULATION OF EXERCISE PRICE. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each nonqualified option granted under Article II shall be equal to the fair market value per share of Common Stock at the time of grant as determined by the Committee, based on the composite transactions in the Common Stock as reported by The Wall Street Journal, and shall be equal to the per share price of the last sale of Common Stock on the trading day prior to the grant of such option. The exercise price for each nonqualified option granted under Article II shall be subject to adjustment as provided in Article II, Paragraph 3(e).

3. TERMS AND CONDITIONS OF OPTIONS. Nonqualified options granted under Article II shall be in such form as the Committee may from time to time approve. Options granted under Article II shall be subject to the following terms



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and conditions and may contain such additional terms and conditions, not inconsistent with Article II, as the Committee shall deem desirable:

         (a) OPTION PERIOD AND CONDITIONS AND LIMITATIONS ON EXERCISE. Subject to Article II, Paragraph 4, no nonqualified option granted under Article II shall be exercisable with respect to any of the shares subject to the option later than the date which is ten years after the date of grant (the "NONQUALIFIED OPTION EXPIRATION DATE"). To the extent not prohibited by other provisions of the Plan, each nonqualified option granted under Article II shall be exercisable at such time or times as the Committee in its discretion may determine at or prior to the time such option is granted (unless otherwise extended by the Committee pursuant to Article II, Paragraph 3 (b)(2)(iii)); provided, however, that unless the Committee determines otherwise, each nonqualified option granted under Article II shall be exercisable from time to time, in whole or in part, at any time prior to the Nonqualified Option Expiration Date.

         (b) TERMINATION OF EMPLOYMENT AND DEATH. For purposes of Article II and each nonqualified option granted under Article II, an Employee Optionee's employment shall be deemed to have terminated at the close of business on the day preceding the first date on which he is no longer for any reason whatsoever (including his death) employed by the Company or a subsidiary of the Company. An Employee Optionee shall be considered to be in the employment of the Company or a subsidiary of the Company as long as he remains an employee of the Company or a subsidiary of the Company, whether active or on an authorized leave of absence. Any question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Committee and its determination shall be final. If an Employee Optionee's employment is terminated for any reason whatsoever (including his death), each nonqualified option granted to him under Article II and all of his rights thereunder shall wholly and completely terminate:

                  (1) With respect to options not then exercisable, at the time the Employee Optionee's employment is terminated; and

                  (2) With respect to options then exercisable:

                           (i) At the time the Employee Optionee's employment is
                  terminated if his employment is terminated because he is discharged for fraud, theft or embezzlement committed against the Company or a subsidiary, affiliated entity or customer of the Company, or for conflict of interest (other than legitimate competition); or

                           (ii) At the expiration of a period of one year after
                  the Employee Optionee's death (but in no event later than the Nonqualified Option Expiration Date) if the Employee Optionee's employment is terminated by reason of his death. A nonqualified option granted under Article II may be exercised by the Employee Optionee's estate or by the person or persons who acquire the right to exercise his option by bequest or inheritance with respect to any or all of the shares remaining subject to his option at the time of his death; or

                           (iii) Unless it is otherwise provided in the option
                  agreement or otherwise extended in the discretion of the Committee in the event of the Employee Optionee's retirement, at the expiration of a period of three years after the Employee Optionee's employment is terminated because of retirement (such that the Employee Optionee's age plus years of service with the Company and its subsidiaries equals or exceeds sixty-five) or disability (but in no event later than the Nonqualified Option Expiration Date); or

                           (iv) At the expiration of a period of three months
                  after the Employee Optionee's employment is terminated (but in no event later than the Nonqualified Option Expiration Date) if the Employee Optionee's employment is terminated for any reason other than his death, retirement, disability or the reasons specified in Article II, Paragraph 3 (b)(2)(i).

         (c) MANNER OF EXERCISE. In order to exercise a nonqualified option granted under Article II, the person or persons entitled to exercise it shall deliver to the Company payment in full for the shares being purchased, together with any required withholding tax. The payment of the exercise price for each option granted under Article II and any required withholding tax shall either be in cash or through delivery to the Company of shares of Common Stock, or by any combination of cash or shares; the value of each share of Common Stock delivered shall be deemed to be equal to the per



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share price of the last sale of Common Stock on the trading day prior to the date the option is exercised, based on the composite transactions in the Common Stock as reported in The Wall Street Journal. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares. An option agreement may, in the discretion of the Committee, provide for a "cashless exercise" of a nonqualified option by establishing procedures whereby the Employee Optionee, by a properly executed written notice, directs (1) an immediate market sale or margin loan respecting all or a part of the shares of Common Stock to which he is entitled upon exercise pursuant to an extension of credit by the Company to the Employee Optionee of the option price, (2) the delivery of the shares of Common Stock from the Company directly to a brokerage firm and (3) the delivery of the option price from sale or margin loan proceeds from the brokerage firm directly to the Company. An option agreement may also, in the discretion of the Committee, provide for the withholding of Federal, state or local income tax upon exercise of a nonqualified option from any cash or stock remuneration (from the Plan or otherwise) then or thereafter payable by the Company to the Employee Optionee.

         (d) OPTIONS NOT TRANSFERABLE. No nonqualified option granted under
Article II shall be transferable otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Employee Optionee to whom any such option is granted, it shall be exercisable only by the Employee Optionee. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any nonqualified option granted under Article II, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the option with respect to the shares involved in such attempt.

         (e) ADJUSTMENT OF SHARES. In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares subject to Article II (including shares as to which all outstanding nonqualified options granted under Article II, or portions thereof then unexercised, shall be exercisable), to the end that after such event the shares subject to Article II of the Plan and each Employee Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding nonqualified option granted under
Article II shall be made without change in the total price applicable to the option or the unexercised portion of the option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in exercise price per share. Any such adjustment made by the Committee shall be final and binding upon all Employee Optionees, the Company, and all other interested persons.

         (f) LISTING AND REGISTRATION OF SHARES. Each nonqualified option granted under Article II shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration, or qualification of the shares subject to such option under any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.

4. AMENDMENT. The Committee may, with the consent of the person or persons entitled to exercise any outstanding nonqualified option granted under Article II, amend such nonqualified option; provided, however, that any such amendment shall be subject to shareholder approval when required in Article I, Paragraph
4. The Committee may at any time or from time to time, in its discretion, in the case of any nonqualified option previously granted under Article II which is not then immediately exercisable in full, accelerate the time or times at which such option may be exercised to any earlier time or times. The Committee, in its absolute discretion, may grant to holders of outstanding nonqualified options granted under Article II, in exchange for the surrender and cancellation of such options, new options having exercise prices lower (or higher) than the exercise price provided in the options so surrendered and cancelled and containing such other terms and conditions, in accordance with the terms of the Plan, as the Committee may deem appropriate.



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5. OTHER PROVISIONS.

         (a) The person or persons entitled to exercise, or who have exercised, a nonqualified option granted under Article II shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such option until he shall have become the holder of record of such shares.

         (b) No nonqualified option granted under Article II shall be construed as limiting any right which the Company or any subsidiary of the Company may have to terminate at any time, with or without cause, the employment of any person to whom such option has been granted.

         (c) Notwithstanding any provision of the Plan or the terms of any nonqualified option granted under Article II, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or Federal law or of the rules or regulations of any governmental regulatory body.

                                   ARTICLE III
                             INCENTIVE STOCK OPTIONS

1. ELIGIBLE EMPLOYEES. Key employees (including officers and directors who are also key employees) of the Company and its subsidiaries (as defined in section 424 of the Code) shall be eligible to receive incentive stock options, within the meaning of section 422(b) of the Code, under this Article III.

2. CALCULATION OF EXERCISE PRICE. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each incentive stock option granted under Article III shall be equal to the fair market value per share of Common Stock at the time of grant as determined by the Committee, based on the composite transactions in the Common Stock as reported by The Wall Street Journal, and shall be equal to the per share price of the last sale of Common Stock on the trading day prior to the grant of such option; provided, however, that in the case of an Employee Optionee who, at the time such option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation, within the meaning of section 422(b)(6) of the Code, then the exercise price per share shall be at least 110% of the fair market value per share of Common Stock at the time of grant. The exercise price for each incentive stock option shall be subject to adjustment as provided in Article III, Paragraph 3(e).

3. TERMS AND CONDITIONS OF OPTIONS. Incentive stock options granted under
Article III shall be in such form as the Committee may from time to time approve. Options granted under Article III shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with Article III, as the Committee shall deem desirable:

         (a) OPTION PERIOD AND CONDITIONS AND LIMITATIONS ON EXERCISE. Subject to Article III, Paragraph 4, no incentive stock option granted under Article III shall be exercisable with respect to any of the shares subject to such option later than the date which is ten years after the date of grant; provided, however, that in the case of an Employee Optionee who, at the time such option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation, within the meaning of section 422(b)(6) of the Code, then such option shall not be exercisable with respect to any of the shares subject to such option later than five years after the date of grant. The date on which an incentive stock option ultimately becomes unexercisable under the previous sentence is hereinafter referred to as the "ISO EXPIRATION DATE. To the extent not prohibited by other provisions of the Plan, each incentive stock option granted under Article III shall be exercisable at such time or times as the Committee in its discretion may determine at or prior to the time such option is granted (unless otherwise extended by the Committee pursuant to Article III, Paragraph 3 (b)(2)(iii)); provided, however, that unless the Committee determines otherwise, each incentive stock option granted under Article III shall be exercisable from time to time, in whole or in part, subject to the dollar limitations set forth in
Article III, Paragraph 3(g), at any time prior to the ISO Expiration Date.

         (b) TERMINATION OF EMPLOYMENT AND DEATH. For purposes of Article III and each incentive stock option granted under Article III, an Employee Optionee's employment shall be deemed to have terminated at the close of business on the day preceding the first date on which he is no longer for any reason whatsoever (including his death) employed by the Company or a subsidiary of the Company. An Employee Optionee shall be considered to be in the employment of the Company or a subsidiary of the Company as long as he remains an employee of the Company or a subsidiary of the Company, whether active or on an authorized leave of absence. Any question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Committee and its determination shall be final. If an Employee Optionee's employment is terminated by any reason whatsoever



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

(including his death), each incentive stock option granted to him and all of his rights thereunder shall wholly and completely terminate:

                  (1) With respect to options not then exercisable, at the time the Employee Optionee's employment is terminated; and

                  (2) With respect to options then exercisable:

                           (i) At the time the Employee Optionee's employment is
                  terminated if his employment is terminated because he is discharged for fraud, theft or embezzlement committed against the Company or a subsidiary, affiliated entity or customer of the Company, or for conflict of interest (other than legitimate competition); or

                           (ii) At the expiration of a period of one year after
                  the Employee Optionee's death (but in no event later than the ISO Expiration Date) if the Employee Optionee's employment is terminated by reason of his death. An incentive stock option granted under Article III of the Plan may be exercised by the Employee Optionee's estate or by the person or persons who acquire the right to exercise his option by bequest or inheritance with respect to any or all of the shares remaining subject to his option at the time of his death; or

                           (iii) Unless it is otherwise provided in the option
                  agreement or otherwise extended in the discretion of the Committee after the date which is three months after the Employee Optionee's retirement, at the expiration of a period of three years after the Employee Optionee's employment is terminated because of retirement (such that the Employee Optionee's age plus years of service with the Company and its subsidiaries equals or exceeds sixty-five) or disability (but in no event later than the ISO Expiration Date); or

                           (iv) At the expiration of a period of three months
                  after the Employee Optionee's employment is terminated (but in no event later than the ISO Expiration Date) if the Employee Optionee's employment is terminated for any other reason than his death, retirement, disability or the reasons specified in
                  Article III, Paragraph 3 (b)(2)(i). In the event and to the extent that an incentive stock option granted under Article III is not exercised (i) within three months after the Employee Optionee's employment is terminated because of retirement or disability not within the meaning of section 22(e)(3) of the Code or (ii) within one year after the Employee Optionee's employment is terminated because of disability within the meaning of section 22(e)(3) of the Code, such option shall be taxed as a nonqualified option and shall be subject to the manner of exercise provisions described in
                  Article II, Paragraph 3(c).

         (c) MANNER OF EXERCISE. In order to exercise an incentive stock option granted under Article III, the person or persons entitled to exercise it shall deliver to the Company payment in full for the shares being purchased. The payment of the exercise price for each option granted under Article III shall either be in cash or through delivery to the Company of shares of Common Stock, or by any combination of cash or shares; the value of each share of Common Stock delivered shall be deemed to be equal to the per share price of the last sale of Common Stock on the trading day prior to the date the option is exercised, based on the composite transactions in the Common Stock as reported in The Wall Street Journal. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares. An option agreement may, in the discretion of the Committee, provide for a "cashless exercise" of an incentive stock option by establishing procedures whereby the Employee Optionee, by a properly executed written notice, directs (1) an immediate market sale or margin loan respecting all or a part of the shares of Common Stock to which he is entitled upon exercise pursuant to an extension of credit by the Company to the Employee Optionee of the option price, (2) the delivery of the shares of Common Stock from the Company directly to a brokerage firm and (3) the delivery of the option price from sale or margin loan proceeds from the brokerage firm directly to the Company. An option agreement may also, in the discretion of the Committee, provide for the withholding of Federal, state or local income tax upon exercise of an incentive stock option from any cash or stock remuneration (from the Plan or otherwise) then or thereafter payable by the Company to the Employee Optionee.

         (d) OPTIONS NOT TRANSFERABLE. No incentive stock option granted under
Article III shall be transferable otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Employee

Optionee to whom any option is granted, it shall be exercisable only by such Employee Optionee. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any incentive stock option granted under Article III, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the option with respect to the shares involved in such attempt.

         (e) ADJUSTMENT OF SHARES. In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares subject to Article III (including shares as to which all outstanding incentive stock options granted under Article III, or portions thereof then unexercised, shall be exercisable), to the end that after such event the shares subject to Article III of the Plan and each Employee Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding incentive stock option shall be made without change in the total price applicable to the option or the unexercised portion of the option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in exercise price per share. Any such adjustment made by the Committee shall be final and binding upon all Employee Optionees, the Company, and all other interested persons. Any adjustment of an incentive stock option under this paragraph shall be made in such manner as not to constitute a "modification" within the meaning of section 424(h)(3) of the Code.

         (f) LISTING AND REGISTRATION OF SHARES. Each incentive stock option granted under Article III shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration, or qualification of the shares subject to such option upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.

         (g) LIMITATION ON AMOUNT. Notwithstanding any other provision of the Plan, the aggregate fair market value (determined as of the time the incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an Employee Optionee, under all incentive stock option plans of the Company and its subsidiaries, during any calendar year cannot exceed $100,000 as provided under section 422(d) of the Code.

4. AMENDMENT. The Committee may, with the consent of the person or persons entitled to exercise any outstanding incentive stock option granted under
Article III, amend such incentive stock option; provided, however, that any such amendment shall be subject to shareholder approval when required in Article I, Paragraph 4. Subject to Article III, Paragraph 3(g), the Committee may at any time or from time to time, in its discretion, in the case of any incentive stock option previously granted under Article III which is not then immediately exercisable in full, accelerate the time or times at which such option may be exercised to any earlier time or times.

5. OTHER PROVISIONS.

         (a) The person or persons entitled to exercise, or who have exercised, an incentive stock option granted under Article III shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such option until he shall have become the holder of record of such shares.

         (b) No incentive stock option granted under Article III shall be construed as limiting any right which the Company or any subsidiary of the Company may have to terminate at any time, with or without cause, the employment of any person to whom such option has been granted.

         (c) Notwithstanding any provision of the Plan or the terms of any incentive stock option granted under Article III, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or Federal law or of the rules or regulations of any governmental regulatory body.

         (d) The Committee may require any person who exercises an incentive stock option to give prompt notice to the Company of any disposition of shares of Common Stock acquired upon exercise of an incentive stock option within one year after the transfer of shares to such person.

                                   ARTICLE IV
                       NON-EMPLOYEE DIRECTOR STOCK OPTIONS

1. ELIGIBLE PERSONS. Persons who are members of the Board of Directors of the Company but are not employees of the Company or of its subsidiaries ("NON-EMPLOYEE DIRECTORS") shall be eligible to receive options under, and solely under, this Article IV.

2. INITIAL AND ANNUAL GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS. Subject to the limitation of the number of shares of Common Stock set forth in Article I, Paragraph 2, (a) a nonqualified option to purchase 2,000 shares of Common Stock is hereby granted to each Non-Employee Director who is elected or appointed to the Board of Directors of the Company after the effective date of the Plan and prior to the expiration of the Plan, effective on the date of his initial election or appointment, if applicable (which date shall be the date of grant for purposes hereof), and (b) a nonqualified option to purchase 1,000 shares of Common Stock is hereby granted, effective the fourth Wednesday of October of each year from and after the effective date of the Plan until the expiration of the Plan, to each person who is a Non-Employee Director on each such date (which date shall be the date of grant for purposes hereof). The Non-Employee Director grants set forth in this Article IV, Paragraph 2 are provided to replace and supersede, and not to supplement, the Non-Employee Director grants provided in
Article IV, Paragraph 2 and Paragraph 3 of the Company's 1987 Stock Option Plan.

3. ADDITIONAL GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS. Subject to the limitation of the number of shares of Common Stock set forth in Article I, Paragraph 2, Non-Employee Directors shall, in the discretion of the Committee, be eligible to receive additional nonqualified options under this Article IV in lieu of directors fees and/or retainers, in accordance with such terms as may be approved by the Committee.

4. CALCULATION OF EXERCISE PRICE. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each option granted under Article IV shall be equal to the fair market value per share of Common Stock at the time of grant as determined by the Committee, based on the composite transactions in the Common Stock as reported by The Wall Street Journal, and shall be equal to the per share price of the last sale of Common Stock on the trading day prior to the grant of such option, provided, that the exercise price of each option granted under Article IV, Paragraph 3 may, in the discretion of the Committee, be discounted from fair market value. The exercise price for each option granted under Article IV shall be subject to adjustment as provided in Article IV, Paragraph 5(e).

5. TERMS AND CONDITIONS OF OPTIONS. Subject to the provisions of this Article IV, Paragraph 5, options granted under Article IV shall be in such form as the Committee may from time to time approve. Options granted under Article IV shall be subject to the following terms and conditions:

         (a) OPTION PERIOD AND CONDITIONS AND LIMITATIONS ON EXERCISE. Each option granted under Article IV shall be exercisable from time to time, in whole or in part, at any time after one year from the date of grant and prior to the date which is seven years after the date of grant (the "OPTION EXPIRATION DATE").

         (b) TERMINATION OF DIRECTORSHIP AND DEATH. For purposes of Article IV and each option granted under Article IV, a Non-Employee Director's directorship shall be deemed to have terminated at the close of business on the day preceding the first date on which he ceases to be a member of the Board of Directors of the Company for any reason whatsoever (including his death). If a Non-Employee Director's directorship is terminated for any reason whatsoever (including his death), each option granted to him under Article IV and all of his rights thereunder shall wholly and completely terminate:

                  (1) With respect to each option granted within the one-year period preceding such termination, at the time the Non-Employee Director's directorship is terminated; and

                  (2) With respect to each option granted prior to the one-year period preceding such termination:

                           (i) At the time the Non-Employee Director's
                  directorship is terminated if his directorship is terminated as a result of his removal from the Board of Directors for cause (other than disability or in accordance with the provision of the Company's Bylaws regarding automatic termination of directors' terms of office); or

                           (ii) At the expiration of a period of one year after
                  the Non-Employee Director's death (but in no event later than the Option Expiration Date) if the Non-Employee Director's directorship is terminated by reason of his death. An option granted under Article IV may be exercised by the Non-Employee Director's estate or by the person or persons who acquire the right to exercise his option by bequest or inheritance with respect to any or all of the shares remaining subject to his option at the time of his death; or

                           (iii) At the expiration of a period of three years
                  after the Non-Employee Director's directorship is terminated as a result of such person's resignation or removal from the Board of Directors of the Company because of disability or in accordance with the provisions of the Company's Bylaws regarding automatic termination of directors' terms of office (but in no event later than the Option Expiration Date); or

                           (iv) At the expiration of a period of three months
                  after the Non-Employee Director's directorship is terminated (but in no event later than the Option Expiration Date) if the Non-Employee Director's directorship is terminated for any reason other than the reasons specified in Article IV, Paragraphs 5 (b)(2)(i) through 5 (b)(2)(iii).

         (c) MANNER OF EXERCISE. In order to exercise an option granted under
Article IV, the person or persons entitled to exercise it shall deliver to the Company payment in full for the shares being purchased, together with any required withholding tax. The payment of the exercise price for each option granted under Article IV and any required withholding tax shall either be in cash or through delivery to the Company of shares of Common Stock, or by any combination of cash or shares; the value of each share of Common Stock delivered shall be deemed to be equal to the per share price of the last sale of Common Stock on the trading day prior to the date the option is exercised, based on the composite transactions in the Common Stock as reported in The Wall Street Journal. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares. An option agreement may, in the discretion of the Committee, provide for a "cashless exercise" of a nonqualified option by establishing procedures whereby the Non-Employee Director, by a properly executed written notice, directs (1) an immediate market sale or margin loan respecting all or a part of the shares of Common Stock to which he is entitled upon exercise pursuant to an extension of credit by the Company to the Non-Employee Director of the option price, (2) the delivery of the shares of Common Stock from the Company directly to a brokerage firm and (3) the delivery of the option price from sale or margin loan proceeds from the brokerage firm directly to the Company. An option agreement may also, in the discretion of the Committee, provide for the withholding of Federal, state or local income tax upon exercise of a nonqualified option from any cash or stock remuneration (from the Plan or otherwise) then or thereafter payable by the Company to the Non-Employee Director.

         (d) OPTIONS NOT TRANSFERABLE. No option granted under Article IV shall be transferable otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Non-Employee Director to whom any such option is granted, it shall be exercisable only by such Non-Employee Director. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any option granted under Article IV, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the option with respect to the shares involved in such attempt.

         (e) ADJUSTMENT OF SHARES. In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares subject to Article IV (including shares as to which all outstanding options granted under Article IV, or portions thereof then unexercised, shall be exercisable), to the end that after such event the shares subject to Article IV of the Plan and each Non-Employee Director's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding option granted under Article IV shall be made without change in the total price applicable to the option or the unexercised portion of the option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in exercise price per share. Any such adjustment made by the Committee shall be final and binding upon all Non-Employee Directors, the Company, and all other interested persons.

         (f) LISTING AND REGISTRATION OF SHARES. Each option granted under
Article IV shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration, or qualification of the shares subject to such option under any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.

6. AMENDMENT. The Committee may, with the consent of the person or persons entitled to exercise any outstanding nonqualified option granted under Article IV, amend such nonqualified option; provided, however, that any such amendment shall be subject to shareholder approval when required in Article I, Paragraph 4.

7. OTHER PROVISIONS.

         (a) The person or persons entitled to exercise, or who have exercised, an option granted under Article IV shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such option until he shall have become the holder of record of such shares.

         (b) No option granted under Article IV shall be construed as limiting any right which either the stockholders of the Company or the Board of Directors of the Company may have to remove at any time, with or without cause, any person to whom such option has been granted from the Board of Directors of the Company.

         (c) Notwithstanding any provision of the Plan or the terms of any option granted under Article IV, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or Federal law or of the rules or regulations of any governmental regulatory body.

         (d) Notwithstanding any provision of the Plan, the Committee may not exercise any discretion with respect to this Article IV which would be inconsistent with the intent that (i) the Plan meet the requirements of Rule 16b-3 promulgated by the Securities Exchange Commission under the Act and (ii) any Non-Employee Director who is eligible to receive a grant or to whom a grant is made pursuant this Article IV will not for such reason cease to be a "disinterested person" within the meaning of such Rule 16b-3 with respect to the Plan and other stock related plans of the Company or any of its affiliates. Specifically, in the event of a Corporate Change, as defined in Article I, Paragraph 11, the Committee may, with respect to options under this Article IV, only exercise the alternative in clause (2) of Article I, Paragraph 11, or such other alternatives specified in Article I, Paragraph 11 as would not, in the opinion of legal counsel of the Company, violate the limitations contained in the immediately preceding sentence.

                           AMENDMENT NO. 1997-1 TO THE
                             1993 STOCK OPTION PLAN

         This Amendment No. 1997-1 is made to the Baker Hughes Incorporated 1993 Stock Option Plan ("the Plan"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

         WHEREAS, Baker Hughes Incorporated (the "Company") has determined that it is in its best interest and that of its stockholders to amend the Plan as set forth herein;

         NOW, THEREFORE, the Plan is amended as follows:

1. Article I, Paragraph 11 of the Plan is amended in its entirety to read as follows:

11. Change in Control.

(a) Notwithstanding any provision of the Plan to the contrary, in the event of an occurrence of a Change in Control, all options granted pursuant to this Plan shall become fully vested and exercisable.

(b) Notwithstanding any provision of the Plan to the contrary, all outstanding options held by an Employee Optionee shall become fully vested and exercisable as of the effective date of termination of such Employee Optionee's employment if (i) such Employee Optionee's employment is terminated by the Company without Cause prior to a Change in Control (whether or not a Change in Control ever occurs) and such termination was at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control, (ii) such Employee Optionee terminates his or her employment for Good Reason prior to a Change in Control (whether or not a Change in Control ever occurs) and the circumstance or event which constitutes Good Reason occurs at the request or direction of the Person described in clause
(i), or (iii) such Employee Optionee's employment is terminated by the Company without Cause or by the Employee Optionee for Good Reason and such termination or the circumstance or event which constitutes Good Reason is otherwise in connection with or in anticipation of a Change in Control (whether or not a Change in Control ever occurs).

(c) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under
Section 12 of the Act."

(d) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 promulgated under the Act."

(e) "Cause" for termination by the Company of the eligible employee's employment shall mean (i) the willful and continued failure by the eligible employee to substantially perform the eligible employee's duties with the Company (other than any such failure resulting from the eligible employee's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a notice of termination for Good Reason by the eligible employee) after a written demand for substantial performance is delivered to the eligible employee by the CIC Committee, which demand specifically identifies the manner in which the CIC Committee believes that the eligible employee has not substantially performed the eligible employee's duties, or (ii) the willful engaging by the eligible employee in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, (x) no act, or failure to act, on the eligible employee's part shall be deemed "willful" unless done, or omitted to be done, by the eligible employee not in good faith and without reasonable belief that the eligible employee's act, or failure to act, was in the best interest of the Company and (y) in the event of a dispute concerning the application of this provision, no claim by the Company that Cause exists shall be given effect unless the Company establishes to the CIC Committee by clear and convincing evidence that Cause exists.

(f) A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

         (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 20% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (a) of paragraph (iii) below; or

         (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board of Directors of the Company and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company) whose appointment or election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

         (iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 65% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 20% or more of the combined voting power of the Company's then outstanding securities; or

         (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 65% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

(f) "CIC Committee" shall mean (i) the individuals (not fewer than three in number) who, on the date six months before a Change in Control, constitute the Compensation Committee of the Board of Directors of the Company, plus (ii) in the event that fewer than three individuals are available from the group specified in clause (i) above for any reason, such individuals as may be appointed by the individual or individuals so available (including for this purpose any individual or individuals previously so appointed under this clause
(ii)); provided, however, that the maximum number of individuals constituting the CIC Committee shall not exceed six (6).

(g) "Good Reason" for termination by the eligible employee of the eligible employee's employment shall mean the occurrence (without the eligible employee's express written consent) after any Change in Control, or prior to a Change in Control under the circumstances described in clauses (iii)(b) and (c) of the first sentence of this Paragraph 5 (treating all references in paragraphs (i) through (vii) below to a "Change in Control" as references to a "Potential Change in Control"), of any one of the following acts by the Company, or failures by the Company to act, unless, in the case of any act or failure to act described in paragraph (i), (v), (vi) or (vii) below, such act or failure to act is corrected prior to the effective date of the eligible employee's termination for Good Reason:

         (1) the assignment to the eligible employee of any duties inconsistent with the status of the eligible employee's position with the Company or a substantial adverse alteration in the nature or status of the eligible employee's responsibilities from those in effect immediately prior to the Change in Control;

         (2) a reduction by the Company in the eligible employee's annual base salary as in effect on the date hereof or as the same may be increased from time to time except for across-the-board salary reductions similarly affecting all individuals having a similar level of authority and responsibility with the Company and all individuals having a similar level of authority and responsibility with any Person in control of the Company;

         (3) the relocation of the eligible employee's principal place of employment to a location more than 50 miles from the eligible employee's principal place of employment immediately prior to the Change in Control or the Company's requiring the eligible employee to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company's business to an extent substantially consistent with the eligible employee's present business travel obligations;

         (4) the failure by the Company to pay to the eligible employee any portion of the eligible employee's current compensation except pursuant to an across-the-board compensation deferral similarly affecting all individuals having a similar level of authority and responsibility with the Company and all individuals having a similar level of authority and responsibility with any Person in control of the Company, or to pay to the eligible employee any portion of an installment of deferred compensation under any deferred compensation program of the Company, within seven (7) days of the date such compensation is due;

         (5) the failure by the Company to continue in effect any compensation plan in which the eligible employee participates immediately prior to the Change in Control which is material to the eligible employee's total compensation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the eligible employee's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount or timing of payment of benefits provided and the level of the eligible employee's participation relative to other participants, as existed immediately prior to the Change in Control;

         (6) the failure by the Company to continue to provide the eligible employee with benefits substantially similar to those enjoyed by the eligible employee under any of the Company's pension, savings, life insurance, medical, health and accident, or disability plans in which the eligible employee was participating immediately prior to the Change in Control (except for across the board changes similarly affecting all individuals having a similar level of authority and responsibility with the Company and all individuals having a similar level of authority and responsibility with any Person in control of the Company), the taking of any other action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the eligible employee of any material fringe benefit or perquisite enjoyed by the eligible employee at the time of the Change in Control, or the failure by the Company to provide the eligible employee with the number of paid vacation days to which the eligible employee is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the Change in Control; or

         (7) if the eligible employee is party to an individual employment, severance or other similar agreement with the Company, any purported termination of the eligible employee's employment which is not effected pursuant to the notice of termination and other procedures specified therein.

The eligible employee's right to terminate the eligible employee's employment for Good Reason shall not be affected by the eligible employee's incapacity due to physical or mental illness. The eligible employee's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

For purposes of any determination regarding the existence of Good Reason, any claim by the eligible employee that Good Reason exists shall be presumed to be correct unless the Company establishes to the CIC Committee by clear and convincing evidence that Good Reason does not exist.

(h) "Person" shall have the meaning given in Section 3(a)(9) of the Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(i) A "Potential Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

         (1) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

         (2) the Company or any Person publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control;

         (3) any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 15% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its affiliates); or

         (4) the Board adopts a resolution to the effect that, for purposes of this Plan, a Potential Change in Control has occurred.


2. Article II, Paragraph 3(b)(2)(i) of the Plan is amended by inserting, immediately following the phrase "(other than legitimate competition)", the following:

, if such termination of employment occurs prior to a Change in Control or after the second anniversary of a Change in Control, and thirty days following such termination of employment if such termination occurs within two years following a Change in Control (in each case, as such term is defined in Article I, Paragraph 11 hereof)

3. Article III, Paragraph 3(b)(2)(i) of the Plan is amended by inserting, immediately following the phrase "(other than legitimate competition)", the following:

, if such termination of employment occurs prior to a Change in Control or after the second anniversary of a Change in Control, and thirty days following such termination of employment if such termination occurs within two years following a Change in Control (in each case, as such term is defined in Article I, Paragraph 11 hereof)

4. Article IV, Paragraph 2 of the Plan is amended by adding the following new sentence at the end thereof:

Notwithstanding any provision of this Plan to the contrary, no options shall be granted under this Article IV, Paragraph 2 after October 22, 1997.

5. Article IV, Paragraph 5(b)(1) of the Plan is amended in its entirety to read as follows:

(1) With respect to each option granted within the one-year period preceding such termination of service:

(i) At the time the Non-Employee Director's directorship is terminated, if such termination of service occurs prior to a Change in Control; or

(ii) At the time determined under Section 5(b)(2), if such termination of service occurs following or in connection with a Change in Control.

6. Article IV, Paragraph 5(b)(2)(i) of the Plan is amended by deleting the ":" therein and inserting in lieu thereof the following:

, if such termination of service occurs prior to a Change in Control or after the second anniversary of a Change in Control, and thirty days following such termination of service if such termination occurs within two years following a Change in Control (in each case, as such term is defined in Article I, Paragraph 11 hereof);

                  The effective date of this Amendment No. 1997-1 shall be July 23, 1997; provided, however, that, in the event that (A) the Company is party to a transaction which is otherwise intended to qualify for "pooling of interests" accounting treatment, (B) such transaction constitutes a Change in Control within the meaning of the Plan and (C) individuals who satisfy the requirements in clauses (i) and (ii) below constitute at least two-thirds (2/3) of the number of directors of the entity surviving such transaction or any parent thereof: individuals who (i) immediately prior to such transaction constitute the Board of Directors of the Company and (ii) on the date hereof constitute the Board of Directors of the Company and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company) whose appointment or election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved or recommended, by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended then (a) this Amendment No. 1997-1 shall, to the extent practicable, be interpreted so as to permit such accounting treatment, and (b) to the extent that the application of clause (a) of this sentence does not preserve the availability of such accounting treatment, then, to the extent that any provision or combination of provisions of this Amendment No. 1997-1 disqualifies the transaction as a "pooling" transaction (including, if applicable, this entire Amendment No. 1997-1), the Board of Directors of the Company shall amend such provision or provisions if and to the extent necessary (including declaring such provision or provisions to be null and void as of the date hereof) so that such transaction may be accounted for as a "pooling of interests." All determinations with respect to this paragraph shall be made by the Company, based upon the advice of the accounting firm whose opinion with respect to "pooling of interests" is required as a condition to the consummation of such transaction. Except as herein modified, the Plan shall remain in full force and effect.

                                  BAKER HUGHES INCORPORATED



                                  By:
                                     --------------------------------
                                  Title:

                           AMENDMENT NO. 1999-1 TO THE
                             1993 STOCK OPTION PLAN

         This Amendment No. 1999-1 is made to the Baker Hughes Incorporated 1993 Stock Option Plan ("the Plan"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

         WHEREAS, Baker Hughes Incorporated (the "Company") has determined that it is in its best interest and that of its stockholders to amend the Plan as set forth herein;

         NOW, THEREFORE, the Plan is amended as follows:

1. Article I, Paragraphs 11(a), (b) and (f) of the Plan are amended in their entirety to read as follows:

         "11. Change in Control.

                  (a) Notwithstanding any provision of the Plan to the contrary, in the event of an occurrence of a Change in Control other than an event described only in clause (3) of Paragraph 11(f) of the Plan, all options granted pursuant to this Plan shall become fully vested and exercisable.

                  (b) Notwithstanding any provision of the Plan to the contrary, all outstanding options held by an Employee Optionee shall become fully vested and exercisable as of the effective date of termination of such Employee Optionee's employment if (i) such Employee Optionee's employment is terminated by the Company without Cause prior to a Change in Control (whether or not a Change in Control ever occurs) and such termination was at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control, (ii) such Employee Optionee terminates his or her employment for Good Reason prior to a Change in Control (whether or not a Change in Control ever occurs) and the circumstance or event which constitutes Good Reason occurs at the request or direction of the Person described in clause (i), (iii) such Employee Optionee's employment is terminated by the Company without Cause or by the Employee Optionee for Good Reason and such termination or the circumstance or event which constitutes Good Reason is otherwise in connection with or in anticipation of a Change in Control (whether or not a Change in Control ever occurs) or (iv) such Employee Optionee's employment is terminated by the Company without Cause or by the Employee Optionee for Good Reason, in either case within 2 years following the occurrence of a Change in Control described in clause (3) of Paragraph 11(f) of the Plan.

                  (f) A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                           (1) any Person is or becomes the Beneficial Owner,
                  directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 20% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

                           (2) the following individuals cease for any reason to
                  constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board of Directors of the Company and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company) whose appointment or election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

                           (3) there is consummated a merger or consolidation of
                  the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 65% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or
                  (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 20% or more of the combined voting power of the Company's then outstanding securities; or

                           (4) there is consummated a merger or consolidation of
                  the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or any parent thereof (or a majority plus one member where such board comprises an odd number of members); or

                           (5) the stockholders of the Company approve a plan of
                  complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 65% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

                  Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions."

2. Article II, Paragraph 3(b)(2)(i) of the Plan is amended by inserting the phrase "(but in no event later than the Nonqualified Option Expiration Date)" after the second appearance of the phrase "termination of employment" therein.

3. Article II, Paragraph 3(b)(2)(iv) of the Plan is amended in its entirety to read as follows:

                  "At the expiration of a period of three months after the Employee Optionee's employment is terminated (but in no event later than the Nonqualified Option Expiration Date) if the Employee Optionee's employment is terminated for any reason other than his death, retirement, disability or the reasons specified in this Article II, Paragraph 3(b)(2)(i), if such termination of employment occurs prior to a Change in Control or after the second anniversary of a Change in Control, and two years following such termination of employment (but in no event later than the Nonqualified Option Expiration Date) if such termination is either by the Company without Cause or by the Employee Optionee for Good Reason and, in either case, occurs within two years following a Change in Control (in each case, as such term is defined in Article I, Paragraph 11(f) hereof)."

4. Article III, Paragraph 3(b)(2)(i) of the Plan is amended by inserting the phrase "(but in no event later than the ISO Expiration Date)" after the second appearance of the phrase "termination of employment" therein".

5. Article III, Paragraph 3(b)(2)(iv) of the Plan is amended in its entirety to read as follows:

                  "At the expiration of a period of three months after the Employee Optionee's employment is terminated (but in no event later than the ISO Expiration Date) if the Employee Optionee's employment is terminated for any reason other than his death, retirement, disability or the reasons specified in this Article III, Paragraph 3(b)(2)(i), if such termination of employment occurs prior to a Change in Control or after the second anniversary of a Change in Control, and two years following such termination of employment (but in no event later than the ISO Expiration Date) if such termination is either by the Company without Cause or by the Employee Optionee for Good Reason and, in either case, occurs within two years following a Change in Control (in each case, as such term is defined in Article I, Paragraph 11(f) hereof)."

6. Article IV, Paragraph 5(b)(2)(i) of the Plan is amended by inserting the phrase "(but in no event later than the Option Expiration Date)" after the second appearance of the phrase "termination of service" therein.

7. Article IV, Paragraph 5(b)(2)(iv) of the Plan is amended in its entirety to read as follows:

                  "At the expiration of a period of three months after the Non-Employee Director's directorship is terminated (but in no event later than the Option Expiration Date) if the Non-Employee Director's directorship is terminated for any reason other than the reasons specified in Article IV, Paragraphs 5(b)(2)(i) through 5(b)(2)(iii), if such termination of directorship occurs prior to a Change in Control or after the second anniversary of a Change in Control, and two years following such termination of directorship (but in no event later than the Option Expiration Date) if such termination occurs within two years following a Change in Control (in each case, as such term is defined in Article I, Paragraph 11(f) hereof)."

         The effective date of this Amendment No. 1999-1 shall be January 27, 1999; provided, however, that, in the event that (A) the Company is party to a transaction which is otherwise intended to qualify for "pooling of interests" accounting treatment, (B) such transaction constitutes a Change in Control within the meaning of the Plan and (C) individuals who satisfy the requirements in clauses (i) and (ii) below constitute at least two-thirds (2/3) of the number of directors of the entity surviving such transaction or any parent thereof: individuals who (i) immediately prior to such transaction constitute the Board of Directors of the Company and (ii) on the date hereof constitute the Board of Directors of the Company and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company) whose appointment or election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved or recommended, by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended then (a) this Amendment No. 1999-1 shall, to the extent practicable, be interpreted so as to permit such accounting treatment, and (b) to the extent that the application of clause (a) of this sentence does not preserve the availability of such accounting treatment, then, to the extent that any provision or combination of provisions of this Amendment No. 1999-1 disqualifies the transaction as a "pooling" transaction (including, if applicable, this entire Amendment No. 1999-1), the Board of Directors of the Company shall amend such provision or provisions if and to the extent necessary (including declaring such provision or provisions to be null and void as of the date hereof) so that such transaction may be accounted for as a "pooling of interests." All determinations with respect to this paragraph shall be made by the Company, based upon the advice of the accounting firm whose opinion with respect to "pooling of interests" is required as a condition to the consummation of such transaction. Except as herein modified, the Plan shall remain in full force and effect.

                                  BAKER HUGHES INCORPORATED

                                  By:
                                     --------------------------------
                                  Name: G.S. Finley
                                  Title: Senior Vice President
                                  and Chief Administrative Officer